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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       AUGUST 20, 2001 (AUGUST 17, 2001)

                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)



    Kentucky                        0-26032                       61-0902343
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



  230 Frederica Street, Owensboro, KY                               42301
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(Address of principal executive office)                           (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------




                                 Not Applicable
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(Former name or former address, if changed since last report)









                     The Current Report consists of 6 pages.
                     The exhibit index is located on page 4.


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Item 5.  Other Events

                  On August 17, 2001, AREA Bancshares Corporation announced the promotion of William W. James to the position of Senior Vice President and Chief Loan Administrator. James had been AREA Bank's market president in Glasgow, Kentucky since 1986 and will be succeeded in that position by Tommy K. Ross, AREA Bank-Glasgow's Executive Vice President and Chief Lending Officer.

                  A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                        Exhibit No.                      Description
                        -----------                      -----------
                           99-1              Press release dated August 17, 2001






















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AREA Bancshares Corporation

DATE:  August 20, 2001                   By:      /s/ Edward J. Vega
                                              ---------------------------------
                                                  Edward J. Vega
                                                  Senior Vice President,
                                                  & Chief Financial Officer





























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                                INDEX TO EXHIBITS




Exhibit Number               Exhibit Description                       Page
--------------               -------------------                       ----
     99-1             Press release dated August 17, 2001                5




























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